PROMISSORY NOTE                                                            XEROX
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Not Accepted until Countersigned by, The Document Company, Xerox
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Date:    JANUARY 10, 2001
         Customer Name:         BOOK TECH. INC.        Customer # 500520424
                                42 CUMMING PARK
                                WOBURN, MA. 01801

1. Amount Financed: $455,627.18   3  Total of Payments (1+2):  $496,073.34
2. Interest:        $40,446.16    4. Interest Rate:            16%

A. TERMS AND REPAYMENT: For value received the undersigned (hereinafter referred to as "Customer") promises to pay to THE DOCUMENT COMPANY, XEROX at its offices at HEADQUARTERS PROGRAMS & CONTROL, 150 EAST MAIN ST., ROCHESTER, NY 14604, or to anyone Xerox may designate. the sum of $455,627.18 together with interest at a rate of 16% per annum in 12 equal monthly payments of $41,339.44 each, beginning FEBRUARY 15, 2001 on the 15TH day of each month thereafter with the final payment of $41,339.44 due on JANUARY 10, 2002. This will constitute "total of payments" (Item 3, above). Customer agrees. however, that Xerox may accelerate the outstanding principle balance of this note upon the happening of any event of default as defined below.

B. DEFAULT: At Xerox's option, the unpaid balance of the amount financed and all unpaid accrued interest will become immediately due and payable without any notice or demand to Customer if any one or more of the following events occur:

     1.   Failure to pay any installment due under this agreement within ten
          (10) days of the due date;

     2. Upon the event of an assignment for the benefit of creditors of, or the commencement of any bankruptcy, receivership, insolvency, or liquidation proceedings by or against Customer;

     3.   Failure to pay any other obligation of Customer to Xerox within thirty
          (30) days of due date;

     4. Failure of Customer to comply with any or all of the terms and conditions of this agreement.

C. SECURITY INTEREST: Customer recognizes and agrees that the Security Interest originally granted to Xerox in connection with any Term Lease, Installment Purchase, or Outright Sale of equipment under any of the above referenced customer numbers continues uninterrupted and is additional security for sums due under this promissory note.

D. LEGAL FEES AND COURT COSTS: In the event that legal proceedings are instituted to collect any amount due upon any installment of this note, the undersigned, jointly and


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     severally, agree to pay to the holder hereof in addition to the amount of the unpaid balance or principal and accrued unpaid interest, all costs and expenses of such proceedings including reasonable attorney fees.

E. WAIVER: The undersigned and all guarantors hereof hereby jointly and severally waive presentment for payment, demand, notice of non-payment, and notice of sureties. Guarantors consent to any and all extension of time, renewals, waivers, or modifications that may be granted by Xerox with respect to the payments or other provisions of this note, and to the release of the collateral, or any part thereof without substitution and agree that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to them or without affecting their liabilities thereunder.

     No delay or omission to exercise any right, power or remedy accruing to Xerox upon breach or default by Customer or guarantor under this promissory note shall impair any such right, power or remedy of Xerox, or shall be construed as a waiver of any breach or default or any similar breach or default thereafter occurring; nor shall any waiver of a single breach or default be deemed a waiver of any subsequent breach or default. All waivers by Xerox must be in writing.

F.   MISCELLANEOUS

     Payments due under this Promissory Note shall be made without claim of set-off, counterclaim or deduction of any nature or kind or for any cause whatsoever.

     Upon prior written notice, Xerox may change the address to which Customer makes payments under this Promissory Note. Customer shall give Xerox reasonable prior written notice of any address change by Customer.

     The liability of each of the undersigned shall be absolute and unconditional and without regard to the liability of any other party.

     This promissory note and the security interest(s) granted to Xerox shall be governed by and interpreted in accordance with the laws of MA.


         01.11.01                                 booktech.com
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           Date                              Print Name of Customer


                             By: /s/ MORRIS A SHEPARD
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                                     Name and Title
                                     Morris A. Shepard, Ph.D.

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As additional consideration for the refinancing of the principal balance of this
Promissory Note, the undersigned personally guarantees payment of this note in accordance with its tenor.

/S/   MORRIS A. SHEPARD                                 01.11.01
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      Guarantor                                          Date

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      Guarantor                                          Date


      33 Fells Road
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      Address

  Winchester, MA 01890
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                                        Accepted by The Document Company, Xerox:


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                                        Name and Title


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